UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Modifications to 2023 Long-Term Incentive Program for the Chair, President and Chief Executive Officer

On February 9, 2023, the Dominion Energy, Inc. (“Dominion Energy”) Compensation and Talent Development Committee (the “CTD Committee”) approved certain modifications to its 2023 Long-Term Incentive Program (the “Program”) for Dominion Energy’s Chair, President and Chief Executive Officer (the “CEO”). These modifications were approved to more closely align CEO compensation with long-term share price performance, consistent with the objectives of the current strategic business review.

The Program as originally approved by the CTD Committee was comprised of a time-vested restricted stock award and a cash performance award (comprising 40% and 60% of the total target Program value, respectively). In the modified Program, the restricted stock award has been replaced with a performance share award; the sole performance metric for this award is relative total shareholder return (“TSR”) over a three-year period, with relative TSR performance at the 65th percentile required for an at-target payout. Payout of this performance share award will be between 0% and 125% of target. The cash performance award portion of the original award has also been modified to eliminate the opportunity for the CEO to earn a portion of the payout based on relative price-earnings ratio.

With these modifications, 100% of the CEO’s 2023 Program awards are performance-based, and the percentage of the total target Program value that is based on relative TSR has increased from 30% to 70%. The performance awards provided under the modified Program each have a three-year performance period ending December 31, 2025, with payment made by March 15, 2026.

Item 9.01	Financial Statements and Exhibits

Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carter M. Reid
Carter M. Reid
Executive Vice President, Chief of Staff and Corporate Secretary and President – Dominion Energy Services

Date: February 10, 2023